Joint Filer Information

Title of Security:	Common Stock

Issuer and Ticker Symbol:	Volume Services America Holdings, Inc. (CVP)

Designated Filer:	Blackstone Management Associates II L.L.C

Other Joint Filers:	BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P., Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital Partners II L.P., VSI Management I L.L.C., Peter G. Peterson and Stephen A. Schwarzman

Addresses:	The principal business office address of each of the reporting persons above, except for VSI Management Direct L.P. and VSI Management I L.L.C., is c/o The Blackstone Group, 345 Park Avenue, 31st Floor, New York, New York 10154. The principal business office address of VSI Management Direct L.P. and VSI Management I L.L.C. is c/o Volume Services America Holdings, Inc., 201 East Broad Street, Spartanburg, South Carolina 29306

Signatures:	BCP VOLUME L.P.

	By:	Blackstone Capital Partners II Merchant Banking Fund L.P.

		By:	Blackstone Management Associates II L.L.C., as General Partner

			By:	/s/ Howard A. Lipson

				Name:	Howard A. Lipson
				Title:	Attorney-in-Fact

BCP OFFSHORE VOLUME L.P.

	By:	Blackstone Offshore Capital Partners II L.P.

		By:	Blackstone Management Associates II L.L.C., as General Partner

			By:	/s/ Howard A. Lipson

				Name:	Howard A. Lipson
				Title:	Attorney-in-Fact

	By:	Blackstone Service (Cayman) LDC, as Administrative General Partner

		By:	/s/ Howard A. Lipson

			Name:	Howard A. Lipson
			Title:	Attorney-in-Fact

VSI MANAGEMENT DIRECT, L.P.

By:	VSI Management I L.L.C., as General Partner

		By:	/s/ Kenneth R. Frick

		Name:	Kenneth R. Frick
		Title:	Managing Member

	By:	Blackstone Management Associates II L.L.C., as Managing Member

		By:	/s/ Howard A. Lipson

			Name:	Howard A. Lipson
			Title:	Attorney-in-Fact

BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P.

By:	Blackstone Management Associates II L.L.C., as General Partner

		By:	/s/ Howard A. Lipson

		Name:	Howard A. Lipson
		Title:	Attorney-in-Fact

BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.

By:	Blackstone Management Associates II L.L.C., as General Partner

		By:	/s/ Howard A. Lipson

		Name:	Howard A. Lipson
		Title:	Attorney-in-Fact

By:	Blackstone Service (Cayman) LDC, as Administrative General Partner

		By:	/s/ Howard A. Lipson

		Name:	Howard A. Lipson
		Title:	Attorney-in-Fact

VSI MANAGEMENT I L.L.C.

		By:	/s/ Kenneth R. Frick

		Name:	Kenneth R. Frick
		Title:	Managing Member

By:	Blackstone Management Associates II L.L.C., as Managing Member

		By:	/s/ Howard A. Lipson

		Name:	Howard A. Lipson
		Title:	Attorney-in-Fact

BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.

By:	/s/ Howard A. Lipson

	Name:	Howard A. Lipson
	Title:	Attorney-in-Fact

/s/ Peter G. Peterson

Peter G. Peterson

/s/ Stephen A. Schwarzman

Stephen A. Schwarzman